Joint Filer Information

Name: Centerbridge Credit Partners General Partner, L.P.

Address: 375 Park Avenue, 12th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners, L.P.

Issuer & Ticker Symbol: Hercules Offshore, Inc. (HERO)

Date of Event Requiring Statement: November 9, 2015

Signature:

CENTERBRIDGE CREDIT PARTNERS GENERAL PARTNER, L.P.

By: Centerbridge Credit GP Investors, L.L.C., its general partner

/s/ Jeffrey H. Aronson

Name: Jeffrey H. Aronson

Title: Authorized Signatory

Name: Centerbridge Credit GP Investors, L.L.C.

Address: 375 Park Avenue, 12th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners, L.P.

Issuer & Ticker Symbol: Hercules Offshore, Inc. (HERO)

Date of Event Requiring Statement: November 9, 2015

Signature:

Centerbridge Credit GP Investors, L.L.C.

/s/ Jeffrey H. Aronson

Name: Jeffrey H. Aronson

Title: Authorized Signatory

Name: Centerbridge Credit Partners Master, L.P.

Address: 375 Park Avenue, 12th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners, L.P.

Issuer & Ticker Symbol: Hercules Offshore, Inc. (HERO)

Date of Event Requiring Statement: November 9, 2015

Signature:

CENTERBRIDGE CREDIT PARTNERS MASTER, L.P.

By: Centerbridge Credit Partners Offshore General Partner, L.P., its general partner

By: Centerbridge Credit Offshore GP Investors, L.L.C., its general partner

/s/ Jeffrey H. Aronson

Name: Jeffrey H. Aronson

Title: Authorized Signatory

Name: Centerbridge Credit Partners Offshore General Partner, L.P.

Address: 375 Park Avenue, 12th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners, L.P.

Issuer & Ticker Symbol: Hercules Offshore, Inc. (HERO)

Date of Event Requiring Statement: November 9, 2015

Signature:

CENTERBRIDGE CREDIT PARTNERS OFFSHORE GENERAL PARTNER, L.P.

By: Centerbridge Credit Offshore GP Investors, L.L.C., its general partner

/s/ Jeffrey H. Aronson

Name: Jeffrey H. Aronson

Title: Authorized Signatory

Name: Centerbridge Credit Offshore GP Investors, L.L.C.

Address: 375 Park Avenue, 12th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners, L.P.

Issuer & Ticker Symbol: Hercules Offshore, Inc. (HERO)

Date of Event Requiring Statement: November 9, 2015

Signature:

Centerbridge Credit Offshore GP Investors, L.L.C.

/s/ Jeffrey H. Aronson

Name: Jeffrey H. Aronson

Title: Authorized Signatory

Name: Mark T. Gallogly

Address: 375 Park Avenue, 12th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners, L.P.

Issuer & Ticker Symbol: Hercules Offshore, Inc. (HERO)

Date of Event Requiring Statement: November 9, 2015

Signature:

MARK T. GALLOGLY

/s/ Mark T. Gallogly

Name: Jeffrey H. Aronson

Address: 375 Park Avenue, 12th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners, L.P.

Issuer & Ticker Symbol: Hercules Offshore, Inc. (HERO)

Date of Event Requiring Statement: November 9, 2015

Signature:

Jeffrey H. Aronson

/s/ Jeffrey H. Aronson